Exhibit 99.2

Fourth Quarter 2013 Investor Presentation United Community Banks, Inc. Jimmy C. Tallent President & Chief Executive Officer H. Lynn Harton Chief Operating Officer Rex S. Schuette Executive Vice President & Chief Financial Officer rex_schuette@ucbi.com (706) 781 - 2266 David P. Shearrow Executive Vice President & Chief Risk Officer

Cautionary Statement This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2012 Annual Report on Form 10 - K and its most recent quarterly report on Form 10 - Q under the sections entitled “Forward - Looking Statements” . Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . 2 Non - GAAP Measures This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures include the following : core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : fee revenue, operating expense, net income (loss), and equity to assets . Management uses these non - GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ at the end of the Appendix to this presentation .

United at a Glance □ Founded in 1950 □ Third - largest bank holding company in Georgia □ Headquartered in Blairsville, Georgia with 102 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina, western South Carolina, and east Tennessee □ 1,506 employees Market Offices Deposit Share Rank North Georgia 22 34% 1 Total assets $7.43 Atlanta MSA 36 4 6 Total deposits $6.20 Gainesville MSA 5 12 4 Loans $4.33 Coastal Georgia 8 4 7 Western North Carolina 19 13 3 East Tennessee 8 2 8 Deposit Market Share (1) Key Statistics as of 12/31/13 (billions) 1 FDIC deposit market share and rank as of June 30, 2013 for markets where United takes deposits. Source: SNL and FDIC. Excludes 3 Loan Production Offices in Georiga and Tennessee and one newly formed bank in Greenville, SC. 3

Business and Operating Model 4 Service is Point of Differentiation • #1 in Customer Satisfaction according to Customer Service Profiles • Nationally recognized customer service • Golden rule of banking – treating people the way we want to be treated • “The Bank that SERVICE Built” • Customer surveys continue with 95%+ satisfaction rate “Community bank service, large bank resources” Twenty - eight “community banks” Local CEOs with deep roots in their communities Resources of a $7.4 billion bank Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive U.S. markets Disciplined growth strategy Organic supported by de novos and selective acquisitions

Highlights Fourth Quarter 5 Improving Quarterly Results • Net income of $15.9 million, or $.22 per share, compared to $5.3 million, or $.04 per share a year ago • Return on assets of .86% vs. .31% a year ago • Return on common equity of 7.5% vs. 2.2% a year ago Solid Improvement in All Credit Quality Metrics from One Year Ago • Credit metrics at pre - credit crisis levels for second half of 2013 • Credit costs decline substantially: Provision of $3.0 million / foreclosure costs of $191 thousand • Net charge - offs decline to $4.45 million or .41% of total loans • Allowance of $76.8 million or 1.77% of total loans • NPAs declined to $31.0 million and .42% of total assets Operating Efficiencies Strengthen in 2013 • Efficiency ratio of 60.0%; significantly down from 71.7% a year ago • FDIC costs and professional fees decline from both linked quarter and year ago • Continued focus on reducing costs and improving fee revenue

Highlights Fourth Quarter 6 Core Fee Revenue Challenges • Lower mortgage volume and fees • Offset partially by higher brokerage fees Loan Growth Returns to Mid - Single Digit Levels • Net loan growth this quarter of $62 million, or 6% annualized • Driven by commercial and home equity products Continued Strong Core Transaction Deposit Growth • Up $22 million in the fourth quarter or 3% annualized • Up $224 million from year ago or 7% • Represents 60% of total customer deposits compared to 34% at the end of 2008 Solid Capital Ratios and Improved Debt Position • Repaid all TARP preferred stock of $180 million in early January 2014 without issuing common stock • Tier I Common to Risk Weighted Assets of 9.3%; Tangible Common to RWAs of 13.2% • Tier 1 Risk Based Capital of 12.7% and Tier I Leverage of 9.1%

2014 Goals 7 Our Goal: Leverage Our Strengths • Strong local leadership • Funding advantage in our legacy markets • Consistent and attractive culture • Class leading customer satisfaction • Low employee turnover • Grow loans in the high - single digits • Increase core transaction deposits in the mid - single digits • Modest growth in net interest revenue with slight margin compression through the year • Credit costs and trends continue at or below 3Q/4Q 2013 levels • Modest growth in fee revenue despite weaker mortgage fees • Lower operating expenses driven by non - personnel costs • Effective tax rate increases by two percent due to mix of taxable earnings

5 Quarters ROA With Actual EPS 8 Earnings Per Share Return on Assets Basis Points 31 70 84 86 86 30 40 50 60 70 80 $.04 $.15 $.20 $.21 $.22 $.00 $.04 $.08 $.12 $.16 $.20 $.24 4Q12 1Q13 2Q13 3Q13 4Q13 Long - term goal of 1% ROA

FINANCIAL REVIEW United Community Banks, Inc. 9

Core Earnings & Core Fee Revenue 10 CORE EARNINGS 4Q13 3Q13 4Q12 Net Interest Revenue 55,879$ 1,622$ (265)$ Fee Revenue 13,219 (747) (1,332) Gross Revenue 69,098 875 (1,597) Operating Expense (Excl OREO) 41,193 1,868 (296) Pre-Tax, Pre-Credit (Core) 27,905$ (993)$ (1,301)$ Net Interest Margin 3.26% - % (.19)% Variance - Increase / (Decrease) CORE FEE REVENUE 4Q13 3Q13 4Q12 Overdraft Fees 3,199$ (4)$ (265)$ Interchange Fees 3,691 (261) (10) Other Service Charges 1,276 (25) 66 Total Service Charges and Fees 8,166 (290) (209) Mortgage Loan & Related Fees 1,713 (841) (1,549) Brokerage Fees 1,361 87 610 Other 1,979 297 (184) Total Fee Revenue - Core 13,219 (747) (1,332) Non-Core (1) 300 41 206 Reported - GAAP 13,519$ (706)$ (1,126)$ Variance - Increase / (Decrease) $ in thousands (1) Includes securities gains (losses), gains from gains from the sale of low income housing credits, deferred compensation gains, and BOLI death benefit gain. $56.1 $54.6 $54.9 $54.2 $55.9 $41.5 $40.9 $42.1 $39.3 $41.2 $29.2 $26.3 $26.9 $28.9 $27.9 $14.6 $12.6 $14.1 $14.0 $13.2 $10 $20 $30 $40 $50 $60 4Q12 1Q13 1Q13 3Q13 4Q13 Net Interest Revenue Core Operating Expenses Core Earnings Core Fee Revenue $ in millions Core Earnings $27.9 Million Down $1.0 million from 3Q13 and down $1.3 million from a year ago

Core Operating Expenses 11 4Q13 3Q13 4Q12 Salaries & Employee Benefits 24,587$ 2,075$ 1,627$ Communications & Equipment 3,414 109 94 Occupancy 3,735 356 280 FDIC Assessment 1,804 (601) (701) Advertising & Public Relations 781 (181) (206) Postage, Printing & Supplies 882 238 (168) Professional Fees 2,102 (548) (583) Other Expense 3,888 420 (639) Core Operating Expenses 41,193 1,868 (296) Non-Core (1) 421 (351) (8,816) Reported GAAP 41,614$ 1,517$ (9,112)$ Efficiency Ratio 60.0% 1.4% (11.7) % Variance - Increase / (Decrease) $ in thousands (1) Includes foreclosed property costs, severance, and deferred compensation gains.

$56.0 $54.7 $54.6 $54.3 $55.9 $45 $49 $53 $57 4Q12 1Q13 2Q13 3Q13 4Q13 3.44% 3.38% 3.31% 3.26% 3.26% 3.00% 3.25% 3.50% Net Interest Margin Key Drivers of Net Interest Revenue / Margin 12 5.07% 4.69% 4.52% 1.86% 1.80% 1.96% .40% .31% .22% 0% 2% 4% 6% 4Q12 1Q13 2Q13 3Q13 4Q13 Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s Net Interest Revenue & Margin $ in millions Key Drivers of NIR – Loan Growth Net Interest Revenue • 4Q13 growth impacted by: x Net loan growth x Higher securities yield x Offset partially by loan pricing competition .30 .30 .20 .19 .18 .21 .18 .16 .16 .17 .14 .13 .13 .13 .14 0 .10 .20 .30 4Q12 1Q13 2Q13 3Q13 4Q13 CDs MMDA NOW Key Drivers of NIR – Deposit Pricing (excl. brokered) • CD pricing reflects the quarter - average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter

Net Income 13 $ in thousands NET OPERATING INCOME 4Q13 3Q13 4Q12 Core Earnings (Pre-Tax, Pre-Credit) 27,905$ (993)$ (1,301)$ Provision for Loan Loss 3,000 - (11,000) NON-CORE FEE REVENUE: Securities Gains (Losses) 70 70 39 BOLI Death Benefit Gain - (86) - Gains (Losses) on Deferred Compensation Plan Assets 230 57 167 Total Non-Core Fee Revenue 300 41 206 NON-CORE OPERATING EXPENSES: Foreclosed Property Write Downs 326 (3) (1,112) Foreclosed Property (Gains) Losses on Sales (761) (113) (2,511) Forclosed Property Maintenance Expenses 626 113 (797) Severance Costs - (405) (563) Provision for Litigation Settlement - - (4,000) Gains (Losses) on Deferred Comp Plan Liability 230 57 167 Total Non-Core Operating Expenses 421 (351) (8,816) Income Tax Expense 8,873 (1,012) 8,071 Net Income 15,911$ 411$ 10,650$ Preferred Stock Dividends 2,912 (147) (133) Net Income Avail to Common Shareholders 12,999$ 558$ 10,783$ Net Income Per Share .22$ .01$ .18$ Tangible Book Value 11.26$ .31$ 4.69$ Return on Assets .86% - % .55 % Return on Common Equity 7.52 .14 5.42 Variance - Increase / (Decrease) 4Q13 15.9$ 3Q13 15.5$ 2Q13 230.0$ 1Q13 11.8 4Q12 5.3 Outstanding Shares 59.9 Million Prior Quarterly Net Income $ in millions

Customer Deposit Mix & Core Growth 14 Time >$100M 10% Demand & NOW 34% Deposits by % / Customer Mix Public Funds 16% Time <$100M 15% MMDA & Sav 25% Time >$100M 22% Demand & NOW 23% Public Funds 14% Time <$100M 31% MMDA & Sav 10% $ in millions 4Q13 $5.8B 60%* 2Q08 $6.2B 34%* 4Q13 3Q13 4Q12 4Q08 Demand / NOW 1,969$ 1,979$ 1,841$ 1,457$ MMDA / Savings 1,468 1,437 1,372 630 Core Transaction 3,437 3,416 3,213 2,087 Time < $100,000 888 920 1,050 1,945 Public Deposits 863 734 739 755 Total Core 5,188 5,070 5,002 4,787 Time >$100,000 557 593 674 1,336 Public Deposits 32 31 31 87 Total Customer 5,777 5,694 5,707 6,210 Brokered Deposits 425 419 245 793 Total Deposits 6,202$ 6,113$ 5,952$ 7,003$ Total Deposit Mix Significant growth in core transaction deposits since 4Q08 Core Deposit Growth – Category & Market CATEGORY 4Q13 YTD MARKET 4Q13 YTD Demand (26.0)$ 123.0$ Atlanta 3.7$ 75.0$ MM Accounts 29.9 73.0 N. Georgia (0.9) 61.9 Savings 2.0 23.8 North Carolina (0.8) 41.5 NOW 15.8 4.7 Coastal Georgia (2.8) 2.5 Total Categories 21.7$ 224.5$ Tennessee 3.5 3.80 Gainesville 4.1 19.2 Growth (Annualized) 3% 7%South Carolina 14.9 20.6 21.7$ 224.5$ Growth Growth *% of core transaction customer deposits

Capital Ratios 15 Holding Company Well-Cap 4Q13 3Q13 2Q13 1Q13 4Q12 Tier I RBC 6% 12.7% 14.2% 13.7% 14.3% 14.2 % Total RBC 10 14.0 15.5 15.2 15.9 15.7 Leverage 5 9.1 10.0 9.8 9.7 9.6 Tier 1 Common RBC 9.3 9.0 8.5 8.9 8.8 Tangible Common to Assets 9.0 9.0 6.3 5.7 5.7 Tangible Equity to Assets 11.6 11.8 9.1 8.5 8.6 Bank Well- Cap 4Q13 3Q13 2Q13 1Q13 4Q12 Tier 1 RBC 6% 13.6% 14.5% 14.2% 14.7% 14.5 % Total RBC 10 14.8 15.7 15.5 16.0 15.7 Leverage 5 9.6 10.2 10.1 10.0 9.9

LOAN PORTFOLIO & CREDIT QUALITY United Community Banks, Inc. 16

Retail 31% $1.308 C&I 34% $1.424 Inv RE 17% $.699 Diversifying Portfolio Retail 38% $1.623 C&I 37% $1.605 Inv RE 14% $.623 Loan Portfolio (total $4.33 billion) 17 17 Commercial 55% $2.38 Geographic Diversity Residential Mortgage 30% $1.31 Period $ in Billions 4Q13 $4.329 3Q13 $4.267 2Q13 $4.189 1Q13 $4.194 4Q12 $4.175 By Loan Type 1Q11 $4.194 4Q13 $4.329 $ in billions Reduced concentrations of A&D and Investor RE loans Other (Indirect Auto) $ .196 Gainesville MSA $ .255 East Tennessee $ .280 Coastal Georgia $ .423 Western North Carolina $ .572 North Georgia $ 1.240 South Carolina $.088 Atlanta MSA $ 1.275 0% 12% 24% 36% 6% 6% 10% 13% 29% 29% Loan Diversification & Type • Reducing land exposure • Focus on small business and C&I • Enhanced retail products Total Loans 2% 5%

$309.0 $274.4 $403.8 $370.9 $324.5 $200 $250 $300 $350 $400 4Q12 1Q13 2Q13 3Q13 4Q13 New Loans Funded and Advances (1) 18 $ in m illions CATEGORY 4Q13 3Q13 4Q13 3Q13 Commercial C & I 58.7$ 64.5$ Atlanta 111.1$ 116.6$ Owner Occupied CRE 54.1 58.2 Coastal Georgia 30.3 40.5 Income Producing CRE 44.9 28.1 N. Georgia 51.1 71.5 Commercial Constr. 3.1 4.9 North Carolina 25.6 38.4 Total Commercial 160.8 155.7 Tennessee 22.6 18.9 Residential Mortgage 33.2 49.8 Gainesville 10.4 18.6 Residential HELOC 50.7 55.4 South Carolina 42.9 13.5 Residential Construction 37.4 32.5 Other (Indirect Auto) 30.5 52.9 Consumer 42.4 77.5 Total Markets 324.5$ 370.9$ Total Categories 324.5 370.9 New Loans Funded and Advances MARKET (1) Represents new loans funded and net loan advances (net of payments on lines of credit)

Commercial Loans (total $2.38 billion) 19 Owner Occupied 48% $1.13B Geographic Diversity Income Producing 26% $.62B C & I 20% $.47B $ in billions East Tennessee $ .136 Gainesville MSA $ .177 Western North Carolina $ .169 Coastal Georgia $ .299 North Georgia $ .566 South Carolina $ .085 Atlanta MSA $.946 0% 12% 24% 36% 6% 7% 7% 13% 24% 40% Average Loan Size Type $ in Thousands Owner Occup’d $427 Income Prod 600 C & I 94 Comm Constr 387 By Loan Type 4%

Retail (total $1.62 billion) 20 Geographic Diversity Home Equity LOC 27% $.441B Avg loan size $48 thousand $ in millions South Carolina $ .003 Coastal Georgia $ .105 East Tennessee $ .131 Atlanta MSA $ .261 Western North Carolina $ .332 North Georgia $ .525 Gainesville MSA $.069 Indirect Auto $.196 0% 12% 24% 36% 0% 7% 9% 16% 21% 32% By Loan Type Success with new portfolio products and HELOCs Conservative underwriting 63% of HE Primary Lien Mortgage 54% $.875B Avg loan size $73 thousand* 5% *Includes lower balance Home Equity LOC; Non - Home Equity average loan size is $100 thousand 12%

Residential Construction (total $328 million) 21 Geographic Diversity Raw 12% $38 Lot 51% $166 $ in millions East Tennessee $ 12 Gainesville MSA $ 9 Coastal Georgia $ 18 Atlanta MSA $ 68 Western North Carolina $ 72 North Georgia $ 149 0% 12% 24% 36% 48% 3% 4% 6% 19% 22% 46% By Loan Type Developing 11% $39 4Q13 3Q13 2Q13 1Q13 4Q12 4Q13 vs. 4Q12 TOTAL COMPANY Land Loans Developing 39$ 40$ 42$ 57$ 62$ (23)$ Raw 38 35 36 42 46 (8) Lot 166 167 173 188 193 (27) Total 243 242 251 287 301 (58) Construction Loans Spec 23 30 34 40 41 (18) Sold 62 46 47 45 40 22 Total 85 76 81 85 81 4 Total 328$ 318$ 332$ 372$ 382$ (54)$

Credit Quality 22 $ in millions 4Q13 3Q13 2Q13 1Q13 4Q12 Net Charge-offs 4.4$ 4.5$ 72.4$ 12.4$ 14.5$ as % of Average Loans 0.41% .42% 6.87% 1.21% 1.39 % Allowance for Loan Losses 76.8$ 80.4$ 81.8$ 105.8$ 107.1$ as % of Total Loans 1.77% 1.88% 1.95% 2.52% 2.57 % as % of NPLs 29 308 294 110 97 Past Due Loans (30 - 89 Days) .58% .45% .49% .66% .65% Non-Performing Loans 26.8$ 26.1$ 27.9$ 96.0$ 109.9$ OREO 4.2 4.5 3.9 16.7 18.3 Total NPAs 31.0 30.6 31.8 112.7 128.2 Performing Classified Loans 172.7 173.6 176.3 271.7 261.9 Total Classified Assets 203.7$ 204.2$ 208.1$ 384.4$ 390.1$ as % of Tier 1 / Allowance 27% 26% 27% 49% 50 % Accruing TDRs (see page 28) 78.7$ 79.8$ 77.8$ 126.0$ 122.8$ As % of Original Principal Balance Non-Performing Loans 65.3% 61.6% 62.6% 66.3% 69.5 % OREO 44.5 41.5 31.6 45.0 39.7 Total NPAs as % of Total Assets .42 .42 .44 1.65 1.88 as % of Loans & OREO .72 .72 .76 2.68 3.06

Non - Performing Loans (NPLs) Inflow Trends $20.2 $9.7 $13.2 $10.0 $11.0 $0 $10 $20 $30 4Q12 1Q13 2Q13 3Q13 4Q13 Resi Constr Comm Constr Resi Mtg Comm RE Comm Consumer 23 Quarterly NPL Inflows $ in millions Total NPLs $109.9 $96.0 $27.9 $26.1 $26.8 $0 $30 $60 $90 $120 4Q12 1Q13 2Q13 3Q13 4Q13 Single Customer $ in millions

Performing Classified Loans 24 $ in millions BY CATEGORY 4Q12 1Q13 2Q13 3Q13 4Q13 Commercial: Commercial & Industrial 18$ 20$ 11$ 10$ 9$ Owner Occupied 65 71 43 40 43 Total C & I 83 91 54 50 52 Income Producing CRE 53 57 36 36 34 Commercial Constr 19 18 16 17 17 Total Commercial 155 166 106 103 104 Residential Mortgage 65 64 51 53 52 Residential Construction 38 38 17 16 14 Consumer / Installment 4 3 2 2 3 Total Performing Classified 262$ 271$ 176$ 174$ 173$ Classified to Tier 1 + ALL 50% 49% 27% 26% 27% $261.9 $271.7 $176.3 $173.6 $172.7 $170 $220 $270 $320 4Q12 1Q13 2Q13 3Q13 4Q13

$122.8 $126.0 $77.8 $79.8 $78.7 $ - $50 $100 $150 $200 4Q12 1Q13 2Q13 3Q13 4Q13 TDRs 25 LOAN TYPE 4Q13 vs. 4Q12 4Q13 vs. 4Q12 4Q13 vs. 4Q12 Commercial (Sec by RE) 38.0$ 64.0$ 2.7$ 12.2$ 40.7$ 76.2$ Commercial & Industrial 3.1 7.0 .1 .2 3.2 7.2 Commercial Construction 13.0 16.4 - 17.5 13.0 33.9 Total Commercial 54.1 87.4 2.8 29.9 56.9 117.3 Residential Mortgage 16.2 17.2 3.1 2.1 19.3 19.3 Residential Construction 8.2 17.9 2.3 5.9 10.5 23.8 Consumer Installment .2 .3 .1 .1 .3 .4 Total 78.7$ 122.8$ 8.3$ 38.0$ 87.0$ 160.8$ Accruing (1) Non-Accruing Total TDRs $ in millions Accruing TDRs (1) 76.97 percent of accruing TDR loans have an interest rate of 4 percent or greater Accruing TDR past due 30 – 89 days – 3.4% 26.5% of accruing TDRs are pass credits

Net Charge - offs by Category & Market 26 $ in thousands NET CHARGE-OFFS BY CATEGORY Total % of Avg Loans 3Q13 2Q13 1Q13 4Q12 Commercial (Sec. by RE): Owner Occupied 1,638$ .57% .58% 5.85% .69% 1.76 % Income Producing 320 .21 .14 5.45 1.99 .67 Total Comm (Sec. by RE) 1,958 .44 .49 5.70 1.18 1.35 Commercial & Industrial (149) (.13) .12 13.91 1.34 .12 Commercial Construction (9) (.02) .39 17.53 (.01) 4.25 Total Commercial 1,800 .30 .36 7.96 1.14 1.30 - 2.52 Residential Mortgage 1,426 .64 .31 2.52 .79 1.55 Home Equity LOC 417 .38 .37 1.04 .53 .49 Residential Construction 327 .40 1.31 20.91 3.22 2.52 Consumer/ Installment 475 .62 .28 .10 1.35 1.10 Total Net Charge-offs 4,445$ .41 .42 6.87 1.21 1.39 NET CHARGE-OFFS BY MARKET North Georgia 1,603$ .51% .66% 17.20% 1.45% 1.29 % Atlanta MSA 636 .20 .33 3.21 1.07 1.27 North Carolina 1,104 .76 .49 1.36 1.59 1.39 Coastal Georgia 345 .33 .14 .49 .85 .60 Gainesville MSA 346 .54 .15 .19 .67 2.04 East Tennessee 323 .46 .51 1.01 .98 2.98 South Carolina - - - - - - Other (Indirect Auto) 88 .20 .17 .24 .39 .19 4Q13 % of Average Loans (Annualized)

$128.2 $112.7 $31.8 $30.6 $31.0 $0 $50 $100 $150 4Q12* 1Q13 2Q13 3Q13 4Q13 Non - Performing Loans Foreclosed Properties (OREO) NPAs by Loan Category & Market 27 NPLs OREO Total NPAs NPLs OREO Total NPAs LOAN CATEGORY LOAN CATEGORY Commercial (sec. by RE): Commercial (sec. by RE): Owner Occupied 5,822$ 832$ 6,654$ Owner Occupied 12,599$ 4,989$ 17,588$ Income Producing 2,518 - 2,518 Income Producing 9,549 490 10,039 Commercial & Industrial 427 - 427 Commercial & Industrial 31,817 - 31,817 Commercial Construction 361 - 361 Commercial Construction 23,843 2,204 26,047 Total Commercial 9,128 832 9,960 Total Commercial 77,808 7,683 85,491 Residential Mortgage 11,730 2,684 14,414 Residential Mortgage 11,151 4,753 15,904 HELOC 1,448 389 1,837 HELOC 1,438 - 1,438 Residential Construction 4,264 316 4,580 Residential Construction 18,702 5,828 24,530 Consumer/ Installment 249 - 249 Consumer/ Installment 795 - 795 Total 26,819$ 4,221$ 31,040$ Total 109,894$ 18,264$ 128,158$ MARKET MARKET Gainesville 928$ -$ 928$ Gainesville 903$ 556$ 1,459$ Coastal Georgia 2,342 173 2,515 Coastal Georgia 3,810 1,609 5,419 East Tennessee 1,800 187 1,987 East Tennessee 5,661 1,859 7,520 North Carolina 6,567 683 7,250 North Carolina 11,014 2,579 13,593 Atlanta MSA 2,830 684 3,514 Atlanta MSA 18,556 3,442 21,998 North Georgia 12,352 2,494 14,846 North Georgia 69,950 8,219 78,169 -$ 4Q13 4Q12 *NPAs to total assets – .42% / Allowance to loans at 1.77% Non Performing Assets $ in thousands $ in millions

APPENDIX United Community Banks, Inc. 28

Experienced Proven Leadership 29 Jimmy C. Tallent President & CEO Joined 1984 H. Lynn Harton Chief Operating Officer Joined 2012 Rex S. Schuette EVP & CFO Joined 2001 David P. Shearrow EVP & CRO Joined 2007 Bill M. Gilbert Director of Banking Joined 2000 Timothy K. Schools Chief Strategy Officer Joined 2011 • Over 39 years in banking • Led company from $42 million in assets in 1989 to $7.4 billion today • Trustee of Young Harris College • Georgia Power Company Board Member • GA Economic Developers Association Spirit of Georgia Award recipient • Over 30 years in banking • Responsible for overall operations • Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group • Over 35 years in banking • Responsible for accounting, finance and reporting activities, M&A, and investor relations • Former CAO and Controller for State Street Corporation • Former ABA Accounting Committee Chairman • Over 30 years in banking • Responsible for Risk Management and Credit Risk Administration; Co - Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets • Former EVP & SCO for SunTrust Banks • Over 35 years in banking • Responsible for 28 community banks with 102 branch offices • Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank • Former Georgia Board of Natural Resources Board Chairman • Over 20 years in financial services and banking • Responsible for strategic planning and implementation • Former President of American Savings Bank; and CFO & CRO of The South Financial Group

Market Share Opportunities & Demographics

EXCELLENT GROWTH OPPORTUNITIES

Markets	Market Deposits (in billions)[1]	Deposits (in billions)[2,3]	Banks	Offices[3]	Deposit Share[1]	Rank[1]
North Georgia	$ 6.4	$ 2.2	11	22	34 %	1
Western North Carolina	10.9	.9	1	20	8	3
Gainesville MSA	2.7	.3	1	5	12	4
Atlanta MSA	54.4	2.2	10	36	4	7
Coastal Georgia	7.0	.3	2	8	4	7
East Tennessee	15.6	.3	2	8	2	8
Total Markets	**$ 97.0**	**$ 6.2**	**27**	**99**		

[1] FDIC deposit market share and rank as of 6/13 for markets where United takes deposits. Data Source: SNL and FDIC.
[2] Based on current quarter.
[3] Excludes four loan production offices

FAST GROWING MARKETS

Markets[1]	Population (in thousands)	Population Growth (%) Actual 2010 - 2012	Population Growth (%) Projected 2012 - 2017
Atlanta, GA MSA	5,365	2 %	5 %
East Tennessee	868	2	4
Greenville-Mauldin-Easley, SC MSA	651	2	6
Western North Carolina	446	2	4
Coastal Georgia	390	2	7
North Georgia	387	1	2
Gainesville, GA MSA	182	1	6
Total Markets			
Georgia	9,858	2	5
North Carolina	9,759	2	6
Tennessee	6,452	2	4
South Carolina	4,740	2	6
United States	313,129	1	3

[1] *Population data is for 2012 and includes those markets where United takes deposits. No deposits in SC.*
Data Source: SNL

"Surround yourself with the best people you can find, delegate authority, and don't interfere."

-Ronald Reagan

United Community Banks

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LOANS / DEPOSITS WHOLESALE BORROWINGS Liquidity 31 $ in millions 4Q13 3Q13 4Q12 vs 4Q12 Loans 4,329$ 4,267$ 4,175$ 62$ 154$ Core (DDA, MMDA, Savings) 3,437$ 3,416$ 3,213$ 21$ 224$ Public Funds 895 765 770 130 125 CD's 1,445 1,513 1,724 (68) (279) Total Deposits (excl Brokered) 5,777$ 5,694$ 5,707$ 83$ 70$ Loan to Deposit Ratio 75% 75% 73% Investment Securities: Available for Sale -Fixed 881$ 1,138$ 1,126$ (257)$ (245)$ -Floating 951 825 712 126 239 Held to Maturity -Fixed 473 197 222 276 251 -Floating 7 9 22 (2) (15) Total Investment Securities 2,312 2,169 2,082 143 230 Percent of Assets (Excludes Floating) 18% 18% 20% vs 3Q13 Variance Unused Capacity 4Q13 3Q13 4Q12 vs 3Q13 vs 4Q12 Wholesale Borrowings Brokered Deposits 1,372$ (1) 412$ 419$ 245$ (7)$ 167$ FHLB 1,110 120 - 40 120 80 Fed Funds 598 - - - - - Other Wholesale - 53 54 53 (1) - Total 3,080$ 585$ 473$ 338$ 112$ 247$ Long-Term Debt Senior Debt 75$ 75$ 35$ -$ 40$ Sub-Debt - - 35 - (35) Trust Preferred Securities 55 55 55 - - Total Long-Term Debt 130$ 130$ 125$ -$ 5$ (1) Estimated Brokered Deposit Total Capacity at 25% of Assets Variance

Business Mix – Deposits at quarter - end 32 $ in millions 4Q13 vs. DEPOSITS BY CATEGORY 4Q13 3Q13 2Q13 1Q13 4Q12 4Q12 Demand & Now 1,969$ 1,979$ 1,916$ 1,894$ 1,841$ 128$ MMDA & Savings 1,468 1,437 1,406 1,401 1,372 96 Core Transaction Deposits 3,437 3,416 3,322 3,295 3,213 224 Time < $100,000 888 920 977 1,014 1,050 (162) Time ≥ $100,000 < $250,000 443 473 512 528 547 (104) Public Deposits 863 734 674 700 739 124 Total Core Deposits 5,631 5,543 5,485 5,537 5,549 82 Time ≥ $250,000 114 120 120 125 127 (13) Public Deposits 32 31 32 32 31 1 Total Customer Deposits 5,777 5,694 5,637 5,694 5,707 70 Brokered Deposits 425 419 375 332 245 180 Total Deposits 6,202$ 6,113$ 6,012$ 6,026$ 5,952$ 250$

Core Transaction Deposits 33 $1,335 $894 $577 $221 $212 $177 $21 $1,332 $895 $578 $217 $214 $174 $6 $0 $200 $400 $600 $800 $1,000 $1,200 Atlanta MSA North Georgia North Carolina Gainesville MSA Coastal Georgia East Tennessee South Carolina 3Q13 4Q13 Core Transactions / Total Deposits % 3Q13 South Carolina 99.0% 96.4 % Gainesville MSA 70.2 68.8 Coastal GA 67.9 68.1 East TN 63.6 63.8 North Carolina 63.5 63.0 Atlanta MSA 61.6 62.0 North Georgia 50.4 52.1 Total 59.5% 60.0% 4Q13 $ in millions

Lending & Credit Environment 34 Regional Credit Review – Standard Underwriting • House Lending Limit $25 • Project Lending Limit 15 • Top 25 Relationships 349.2 PROACTIVELY ADDRESSING CREDIT ENVIRONMENT STRUCTURE PROCESS • Continuous external loan review • Internal loan review of new credit relationships • Intensive executive management involvement POLICY • Ongoing enhancements to credit policy • Periodic updates to portfolio limits • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals x Weekly past due meetings x Weekly NPA/ORE meetings x Quarterly criticized watch loan review meetings x Quarterly pass commercial and CRE portfolio review meetings $ in millions

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	31-Dec-13	
	Amount	Percent
Land Develop - Vacant (Improved)	$ 58	40.3 %
Raw Land - Vacant (Unimproved)	34	23.6
Commercial Land Development	15	10.4
Multi-Residential	9	6.3
Churches	8	5.6
Retail Building	6	4.2
Miscellaneous	5	3.5
Office Buildings	2	1.4
Warehouse	2	1.4
Mfg Facility	2	1.4
Carwash	2	1.4
Franchise / Restaurants	1	.7
Total Commercial Construction	$ 144	

Average Loan Size ($ in thousands)

- Commercial Construction $387
- Commercial RE:
  - Composite CRE 462
  - Owner Occupied 427
  - Income Producing 600

Commercial RE Characteristics

- 64.5% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $15 million project limit

COMMERCIAL REAL ESTATE

			31-Dec-13	
	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 310.4	$ 163.7	$ 474.1	26.91 %
Retail	103.0	146.4	249.3	14.15
Small Warehouses / Storage	125.6	59.7	185.3	10.52
Churches	144.4	-	144.4	8.20
Other Properties	90.3	35.6	125.9	7.15
Convenience Stores	87.2	16.3	103.5	5.88
Hotels / Motels	-	82.6	82.6	4.69
Franchise / Restaurants	36.4	30.3	66.6	3.78
Multi-Residential / Other Properties	-	47.7	47.7	2.71
Farmland	53.4	-	53.4	3.03
Manufacturing Facility	49.0	5.6	54.6	3.10
Leasehold Property	17.4	13.0	30.4	1.73
Golf Course / Recreation	27.3	-	27.3	1.55
Auto Dealership / Service	17.6	8.6	26.2	1.49
Automotive Service	17.9	.1	17.9	1.02
Daycare Facility	11.3	7.0	18.3	1.04
Funeral Home	15.4	.6	16.0	0.91
Carwash	15.2	-	15.2	0.86
Marina	7.4	-	7.4	0.42
Mobile Home Parks	-	5.6	5.6	0.32
Movie Theater / Bowling Recreation	4.8	-	4.8	0.27
Assisted Living / Nursing Home	5.0	-	5.0	0.28
Total Commercial Real Estate	$ 1,138.9	$ 622.8	$ 1,761.7	

United Community Banks

35

Loans by Business Mix and Region

$ in millions

	4Q13	3Q13	2Q13	1Q13	4Q12	4Q13 vs. 4Q12
QUARTERLY LOANS - BUSINESS MIX BY CATEGORY						
Commercial:						
Comm & Indus	$ 472	$ 457	$ 437	$ 454	$ 458	$ 14
Owner Occ'd	1,134	1,129	1,119	1,130	1,131	3
Total C & I	1,606	1,586	1,556	1,584	1,589	17
Income Prod CRE	623	614	629	674	682	(59)
Comm Constr	149	137	133	152	155	(6)
Total Comm	2,378	2,337	2,318	2,410	2,426	(48)
Resi Mortgage	1,316	1,309	1,278	1,246	1,214	102
Resi Constr	328	318	332	372	382	(54)
Consum / Install	307	303	261	166	153	154
Total Loans	$ 4,329	$ 4,267	$ 4,189	$ 4,194	$ 4,175	$ 154

	2013	2012	2011	2010	2009
ANNUAL LOANS - BUSINESS MIX BY CATEGORY					
Commercial:					
Comm & Indus	$ 472	$ 458	$ 428	$ 441	$ 390
Owner Occ'd	1,134	1,131	1,112	980	963
Total C & I	1,606	1,589	1,540	1,421	1,353
Income Prod CRE	623	682	710	781	816
Comm Constr	149	155	164	297	363
Total Comm	2,378	2,426	2,414	2,499	2,532
Resi Mortgage	1,316	1,214	1,135	1,279	1,427
Resi Constr	328	382	448	695	1,050
Consum / Install	307	153	113	131	142
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

	4Q13	3Q13	2Q13	1Q13	4Q12	4Q13 vs. 4Q12
QUARTERLY LOANS - BY REGION						
North Georgia	$ 1,240	$ 1,262	$ 1,265	$ 1,363	$ 1,364	$ (124)
Atlanta MSA	1,275	1,246	1,227	1,262	1,250	25
North Carolina	572	575	576	575	579	(7)
Coastal Georgia	423	421	397	398	400	23
Gainesville MSA	255	253	256	259	261	(6)
East Tennessee	280	277	282	282	283	(3)
South Carolina	88	47	34	-	-	88
Other (Ind. Auto)	196	186	152	55	38	158
Total Loans	$ 4,329	$ 4,267	$ 4,189	$ 4,194	$ 4,175	$ 154

	2013	2012	2011	2010	2009
ANNUAL LOANS - BY REGION					
North Georgia	$ 1,240	$ 1,364	$ 1,426	$ 1,689	$ 1,884
Atlanta MSA	1,275	1,250	1,220	1,310	1,435
North Carolina	572	579	597	702	772
Coastal Georgia	423	400	346	335	405
Gainesville MSA	255	261	265	312	390
East Tennessee	280	283	256	256	265
South Carolina	88	-	-	-	-
Other (Ind. Auto)	196	38	-	-	-
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

United Community Banks

36

Non GAAP Reconciliation Tables

$ in thousands

Operating Earnings to GAAP Earnings Reconciliation

	4Q13	3Q13	2Q13	1Q13	4Q12
CORE FEE REVENUE					
Core fee revenue	$ 13,219	$ 13,966	$ 14,063	$ 12,618	$ 14,551
Securities gains, net	70	-	-	116	31
Gains from sales of low income housing tax credits	-	-	468	-	-
BOLI death benefit gain	-	86	1,366	-	-
Mark to market on deferred compensation plan assets	230	173	46	177	63
Fee revenue (GAAP)	**$ 13,519**	**$ 14,225**	**$ 15,943**	**$ 12,911**	**$ 14,645**
CORE OPERATING EXPENSE					
Core operating expense	$ 41,193	$ 39,325	$ 42,067	$ 40,900	$ 41,489
Foreclosed property expense	191	194	5,151	2,333	4,611
Severance	-	405	1,559	360	563
Provision for litigation settlement	-	-	-	-	4,000
Mark to market on deferred compensation plan liability	230	173	46	177	63
Operating expense (GAAP)	**$ 41,614**	**$ 40,097**	**$ 48,823**	**$ 43,770**	**$ 50,726**
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS					
Tangible common equity to tangible assets	8.99 %	9.02 %	6.30 %	5.66 %	5.67 %
Effect of preferred equity	2.60	2.74	2.83	2.87	2.88
Tangible equity to tangible assets	11.59	11.76	9.13	8.53	8.55
Effect of goodwill and other intangibles	.03	.04	.06	.07	.08
Equity to assets (GAAP)	11.62 %	11.80 %	9.19 %	8.60 %	8.63 %
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS					
Tangible common equity to risk-weighted assets	13.17 %	13.34 %	13.16 %	8.45 %	8.26 %
Effect of preferred equity	2.38	4.01	4.11	4.22	4.24
Tangible equity to risk weighted assets	**15.55**	**17.35**	**17.27**	**12.67**	**12.50**
Effect of deferred tax limitation	(4.25)	(4.72)	(4.99)	-	-
Effect of other comprehensive income	.39	.49	.29	.49	.51
Effect of trust preferred	1.04	1.09	1.11	1.15	1.15
Tier I capital ratio (Regulatory)	**12.73 %**	**14.21 %**	**13.68 %**	**14.31 %**	**14.16 %**

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